Exhibit 99.2

Fiscal 2012
1st Quarter Presentation
November 22, 2011

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2012 first quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “estimate,”
 “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 30, 2011, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission
 (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 11 through 13 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Q1-2012 Overview
■ Contract revenue of $319.6 million as compared to $261.6 million in the prior year quarter
■ Contract revenue grew organically 16.6%, the highest level of organic growth in over
 7 years, and included $3.7 million of storm restoration services
■ Adjusted EBITDA of $40.4 million in Q1-12 grew 32.6% compared to Q1-11
■ Net income of $0.38 per share diluted compared to $0.18 per share diluted in Q1-11
■ Backlog increased sequentially for the fourth consecutive quarter
Note: The organic revenue percentage of 16.6% excludes revenues from businesses acquired in fiscal 2011. See “Regulation G
Disclosure” slides 11-13 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue Summary

Revenue % by Customer - Top 5 in Q1-12
25%
20%
15%
10%
5%
0%
15.2%
23.2%
13.3%
9.2%
12.9%
15.6%
12.0%
8.0%
6.4%
4.0%
AT&T
CenturyLink
Comcast
Verizon
Windstream
Q1-12
Q1-11

Non-GAAP Organic Growth (Decline)
20%
10%
0%
(10)%
(20)%
(30)%
(14.9)%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12

DYCOM INDUSTRIES INC.

■ Top 5 customers from Q1-12 represented 59.9% of
 revenue in Q1-12 compared to 60.0% of revenue
 in Q1-11
 ➢ CenturyLink became Dycom’s second largest
 customer with over 62% organic growth
 ➢ Verizon’s organic growth exceeded 77% year-
 over-year
 ➢ Windstream, Dycom’s fifth largest customer in
 Q1-12, grew organically in excess 40%

■ Organic revenue growth of 15.2%, excluding revenue
 from storm restoration services of $3.7 million and
 businesses acquired in Q2-11 of $14.5 million:
 ➢ Revenue from Top 5 customers up 14.7%
 ➢ Combined revenue from other customers up
 16.0%
■ Recently acquired companies, Communication
 Services and NeoCom, contributed aggregate
 revenues of $14.5 million during the quarter
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Qwest Communications International, Inc. for each period presented. Additionally,
Windstream Corporation  includes revenues from Kentucky Data Link, Inc. for each period presented.
Note: See “Regulation G Disclosure” slides 11 -13 for a reconciliation of GAAP to Non-GAAP financial measures.

Backlog ($ in millions)
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$1,078
$1,024
$1,114
$1,017
$1,316
$1,373
$1,412
$1,442
$684
$636
$640
$600
$730
$746
$754
$791
Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
8,360
8,587
8,897
8,550
8,212
8,161
8,320
8,285
Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12
Number of employees

Backlog and Awards
Current Awards and Extensions
Customers	Description	Area	Approximate Term (in years)
■Charter	Installation Services	United States	1
■Time Warner Cable	Installation Services	New Jersey, New York, North Carolina	1-3
■TDS Telecommunications	Construction and Maintenance Services	Tennessee	3
■Frontier Communications	Construction and Maintenance Services	Tennessee	2
■Rural Broadband Customers	Construction Services	North Carolina, Tennessee, Kentucky, Virginia, New Mexico	1-2
Currently expect to perform at least $200 million of additional broadband related stimulus projects during the remainder of fiscal 2012 through fiscal 2014

Revenue from Telecommunications customers 82.6% of total

Contract Revenues
($ in millions)
$375
$300
$225
$150
$75
$-
$261.6
$319.6
Q1-11
Q1-12

Customer Revenue Mix
100%
80%
60%
40%
20%
0%
78.5%
82.6%
$205
$264
16.7%
10.7%
$44
$34
4.8%
6.7%
Telecommunications
Underground Facility Locating
Electric and Gas Utilities and Other Construction Maintenance
($ in millions)
Q1-11
Q1-12

Adjusted EBITDA - NON GAAP
($ in millions)
$50
$40
$30
$20
$10
$-
$30.5
$40.4
Q1-11
Q1-12

Adjusted EBITDA as % of revenues	11.6%	12.6%

Summary Results
	Q1-11	Q1-12
Net Income (in millions)	$ 6.7	$ 13.0
Fully Diluted EPS	$0.18	$0.38
Organic revenue growth of 15.2%
Adjusted EBITDA growth from improved operating leverage
EPS of $0.38 per common share diluted
Note: The organic revenue percentage of 15.2% excludes storm restoration services of $3.7 million and revenues from businesses acquired in Q2-11 of
$14.5 million. See “Regulation G Disclosure” slides 11-13 for a reconciliation of GAAP to Non-GAAP financial measures.

Selected Information
(a) Amounts may not foot due to rounding.
Q1-12
Q1-11
Change (a)
 ($ in millions)
Contract Revenues
$319.6
$261.6
$58.0
Cost of Earned Revenues
$255.2
79.9%
$209.3
80.0%
$45.9
(0.2)%
General & Administrative
$25.4
7.9%
$22.8
8.7%
$2.5
(0.8)%
Depreciation & Amortization
$16.0
5.0%
$15.6
6.0%
$0.3
(1.0)%
Interest expense
$4.2
1.3%
$3.7
1.4%
$0.5
(0.1)%
Other Income, net
$3.0
0.9%
$1.8
0.7%
$1.2
0.3%
Net Income
$13.0
4.1%
$6.7
2.6%
$6.2
1.5%
Adjusted EBITDA
$40.4
12.6%
$30.5
11.6%
$9.9
1.0%
Organic revenue growth of 15.2%,
excluding revenue from storm restoration services
and businesses acquired in Q2-11
■Contract award activity, including
broadband stimulus projects, and
growth within existing contracts
■Improved pricing environment
Adjusted EBITDA growth
■Increased 100 bps year-over-year
■Improved labor efficiency and greater
leverage of general & administrative
costs
Note: See “Regulation G Disclosure” slides 11-13 for a reconciliation of GAAP to Non-GAAP financial measures.

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$19.1
$11.4
$28.5
$4.3
$6.9
$4.5
$26.6
$(8.2)
$19.4
$14.4
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Cash flow from operating activities
Capital Expenditures, net of disposals

	July 30, 2011		October 29, 2011	
	($ in millions)			
Cash and equivalents	$	44.8	$	51.3
Debt:				
7.125% Senior Subordinated Notes, due January 2021	$	187.5	$	187.5
Senior Credit Agreement, due June 2015	$	-	$	-
Capital Leases	$	0.3	$	0.2
Letters of Credit outstanding	$	39.9	$	41.2
Availability on $225 million Senior Credit Agreement	$	156.9	$	179.8

DYCOM INDUSTRIES INC.

Cash Flow and Liquidity
Operating and Investing Cash Flows
 support growth

■ Improved operating cash flows
■ Capital expenditures, net of disposals,
 of $14.4 million

Balance Sheet Strength
■ Ample liquidity from cash on hand and
 $179.8 million of availability under
 Senior Credit Agreement

Summary
■ End market opportunities driving organic growth
 } Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
 } Broadband stimulus funding meaningfully increasing network construction for rural service providers
 } Cable operators deploying fiber to small and medium
 businesses
 } Wireless carriers upgrading from 3G to 4G technologies
 } Telephone companies deploying FTTX to enable video
 offerings
■ Capital structure optimized to significantly benefit our
 shareholders

Looking Ahead
■ Normal seasonal operating patterns and low double digit organic revenue growth excluding fiscal 2011 revenue from storm restoration services
■ Margins and earnings which reflect operating efficiencies at higher revenue levels
■ Strong cash flows dedicated as projected returns direct towards supporting organic growth, accretive acquisition opportunities and share repurchases as permitted by regulatory requirements
■ Confident that trends will continue to improve for a sustained period
Q2 - 2012:
■ Organic revenue which grows mid to high-teens as a percent of revenue year-over-year
■ Gross margins which improve slightly year over year and are impacted sequentially by seasonal weather conditions
■ General and administrative expenses which decline slightly on a sequential basis
■ Depreciation and amortization sequentially in line
■ Other income which decreases slightly year-over-year
■ Fully diluted share count which increases modestly on a sequential basis

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's)

	Q1-12	Q1-11
Net income	$ 12,966	$ 6,747
Interest expense, net	4,173	3,679
Provision for income taxes	8,892	5,152
Depreciation and amortization	15,958	15,616
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	41,989	31,194
Gain on sale of fixed assets	(2,918)	(1,530)
Stock-based compensation expense	1,326	791
Adjusted EBITDA	$ 40,397	$ 30,455

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
  The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three months ended October 29, 2011 and October 30, 2010.
 Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.
 The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, and stock-
 based compensation expense.  The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth %
($ in millions)

	Total Contract Revenue	Top 5 Customers combined	All customers (excluding Top 5 Customers)	CenturyLink (b)	Verizon	Windstream (b)
GAAP Revenue						
Q1-11	$ 261.6	$ 157.1	$ 104.5	$ 24.1	$ 20.8	$ 10.5
Q1-12	$ 319.6	$ 191.4	$ 128.2	$ 42.6	$ 38.3	$ 20.6
GAAP Revenue - % Changes	**22.2%**	**21.8%**	**22.7%**	**77.0%**	**83.5%**	**96.3%**
Non-GAAP Adjustments						
Q1-11	$ -	$ -	$ -	$ -	$ -	$ -
Q1-12 - Revenue from businesses acquired during Q2-11	$ (14.5)	$ (9.0)	$ (5.5)	$ (1.8)	$ (1.2)	$ (5.9)
Q1-12 - Storm restoration services	$ (3.7)	$ (2.2)	$ (1.5)	$ (1.7)	$ -	$ -
Non-GAAP Revenue						
Q1-11	$ 261.6	$ 157.1	$ 104.5	$ 24.1	$ 20.8	$ 10.5
Q1-12 - Revenue from businesses acquired during Q2-11	$ 305.1	$ 182.4	$ 122.7	$ 40.8	$ 37.0	$ 14.7
Q1-12 - Excluding Revenue from businesses acquired in Q2-11 and storm restoration services	$ 301.4	$ 180.1	$ 121.2	$ 39.1	$ 37.0	$ 14.7
Non-GAAP Revenue - % Changes (a)						
Organic Revenue % Change (excluding revenue from businesses acquired during Q2-11)	**16.6%**	**16.1%**	**17.4%**	**69.4%**	**77.5%**	**40.1%**
Organic Revenue % Change (excluding revenue from businesses acquired during Q2-11 and storm restoration services)	**15.2%**	**14.7%**	**16.0%**	**62.5%**	**77.5%**	**40.1%**

Appendix: Regulation G Disclosure
 (a) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
 (b) For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Qwest Communications International, Inc. for each period presented.
 Additionally, Windstream Corporation includes revenues from Kentucky Data Link, Inc. for each period presented.
 Amounts may not foot due to rounding.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired)
($ in millions)

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS (a)	NON-GAAP Contract Revenues (a)	Organic Growth (Decline) % (excluding revenues from storm restoration services and businesses acquired) (a)(b) GAAP	NON-GAAP
Q1-12	$ 319.6	$ (18.2)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0%	1.0%
Q4-10	$ 281.5	$ (20.1)	$ 261.4	4.4%	(3.1)%
Q3-10	$ 231.6	$ -	$ 231.6	(10.1)%	(8.0)%
Q2-10	$ 216.3	$ -	$ 216.3	(11.9)%	(10.7)%
Q1-10	$ 259.1	$ -	$ 259.1	(22.4)%	(18.8)%
Q4-09	$ 269.7	$ -	$ 269.7	(16.3)%	(16.3)%
Q3-09	$ 257.7	$ (5.9)	$ 251.8	(12.2)%	(14.2)%
Q2-09	$ 245.5	$ (3.3)	$ 242.2	(13.8)%	(14.9)%
Q1-09	$ 334.0	$ (15.0)	$ 318.9		
Q4-08	$ 322.1	$ -	$ 322.1		
Q3-08	$ 293.4	$ -	$ 293.4		
Q2-08	$ 284.8	$ -	$ 284.8		

DYCOM INDUSTRIES INC.

Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 reflect storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-GAAP adjustments in Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The
 Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Fiscal 2012
1st Quarter Presentation
November 22, 2011